Exhibit 10.8

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (this "First Amendment") is made as of July 1, 2010, by and between ARE-SEATTLE NO. 10, LLC, a Delaware limited liability company ("Landlord"), and PHASERX INC., a Delaware corporation ("Tenant").

RECITALS

A.           Landlord and Tenant entered into that certain Lease Agreement dated as of February 9, 2010 (the "Lease"). Pursuant to the Lease, Tenant leases certain premises consisting of approximately 11,291 rentable square feet ("Premises") in a building located at 410 West Harrison, Seattle, Washington. The Premises are more particularly described in the Lease. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B.         Landlord and Tenant desire, subject to the terms and conditions set forth below, to amend the Lease as provided in this First Amendment.

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.	Replacements. The 7th full paragraph of Section 2 of the Lease is hereby deleted and replaced with the following:

“Except with respect to the boiler serving the Building (any replacement of which shall be undertaken by Landlord as part of Operating Expenses), for the period of 24 months after the Commencement Date, Landlord shall, at its sole cost and expense (which shall not constitute an Operating Expense), be responsible for any replacements that are required to be made to the mechanical, plumbing and electrical systems serving the Premises, except to the extent Tenant was responsible for the cause of such replacement, in which case Tenant shall pay the cost. Any repairs and maintenance of the mechanical, plumbing and electrical systems serving the Premises shall be undertaken by Landlord as part of Operating Expenses.”

2.	Miscellaneous.

a.           This First Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This First Amendment may be amended only by an agreement in writing, signed by the parties hereto.

b.           This First Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders.

c.           Tenant acknowledges that it has read the provisions of this First Amendment, understands them, and is bound by them. Time is of the essence in this First Amendment.

d.           This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this First Amendment attached thereto.

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e.           Except as amended and/or modified by this First Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this First Amendment. In the event of any conflict between the provisions of this First Amendment and the provisions of the Lease, the provisions of this First Amendment shall prevail. Whether or not specifically amended by this First Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this First Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.

TENANT:

PHASERX INC.,
a Delaware corporation

By:	/s/ Robert W. Overell

Its:	President & CEO

LANDLORD:

ARE-SEATTLE NO. 10, LLC,
a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
a Delaware limited partnership,
managing member

	By:	ARE-QRS CORP.,
a Maryland corporation,
general partner

		By:	/s/ Eric S. Johnson
		Its:	Eric S. Johnson, Vice President Real Estate Legal Affairs

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